                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.


                                  FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



Date of Report  (Date of earliest event reported) February 24, 2000



                                  AMERICORP
              ------------------------------------------------------
              (Exact name of Registrant as specified in its charter)




         CALIFORNIA                033-18392          77-0164985
----------------------------       -------------      -------------------
(State or other jurisdiction       (File number)      (I.R.S. Employer
of incorporation)                                     Identification No.)



304 EAST MAIN STREET, VENTURA, CA                     93001
---------------------------------------               ----------
(Address of principal executive office)               (Zip Code)




Registrant's telephone number, including area code: (805) 658-6633


            ------------------------------------------------------------
            (Former name or former address, if changed since last report)



                               Page 1 of 4 pages
                              Exhibit Index page 3

ITEM 5.  OTHER EVENT

     The Board of Directors of Americorp has approved a stock repurchase program for outstanding shares of Americorp's common stock. A press release as of February 24, 2000 relating to such stock repurchase program is attached as an exhibit to this Report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              99  Press Release of February 24, 2000


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2000                    AMERICORP


                                            By: /s/ Gerald J. Lukiewski
                                                -----------------------
                                                Gerald J. Lukiewski
                                                President

                                EXHIBIT INDEX


Exhibit No.               Description                              Page No.
99                        Press Release of February 24, 2000





                                       3